Other Financial Expenses, Net (Tables)	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Other Financial Expenses, Net
Other financial expenses, net is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2022	2021	2020
Yard cost cover expense	(28.2)	(12.8)	(5.3)
Bank commitment, guarantee and other fees (1)	(12.7)	(4.2)	(2.6)
Amortization of deferred finance charges	(7.9)	(6.5)	(5.6)
Foreign exchange (loss) / gain	(0.9)	(2.8)	1.5
Other financial (expenses) / income	(0.1)	4.5	3.7
Loss on forward contracts (2)	—	—	(26.6)
Realized gain on financial instruments (2)	—	—	1.5
Change in fair value of call spreads (3)	—	—	(2.3)
Total	(49.8)	(21.8)	(35.7)

(1) Bank commitment, guarantee and other fees include $10.7 million in financing fees for the year ended December 31, 2022.
(2) Loss on forward contracts of $26.6 million for the year ended December 31, 2020, relates to the forward contract to acquire 4.2 million shares in Valaris plc. During the year ended December 31, 2020, we settled in full our forward position and took delivery of 4.2 million shares in Valaris plc. The total realized loss on expiration of the contracts was $91.0 million. Total cash required to take delivery of the forwards was $92.5 million, of which $91.2 million was held as restricted cash at the time of settlement. Subsequently all shares were sold for total proceeds of $3.0 million, resulting in a gain of $1.5 million.
(3) Change in the fair value of call spreads relates to the call spread on our convertible bonds due in 2023. The fair value is determined using the Black Scholes model for option pricing. There was no change in the fair value of the call spread for the years ended December 31, 2021 and 2022.